UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2020

THE MIDDLEBY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Toastmaster Drive, Elgin, Illinois	60120
(Address of Principal Executive Offices)	(Zip Code)

(847) 741-3300
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	MIDD	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 10, 2020, in light of the disruption and uncertainty created by the global coronavirus (COVID-19) pandemic and its anticipated impact on The Middleby Corporation’s (the “Company”) operations, all of our executive officers, including our Chief Executive Officer, Chief Operating Officer, Treasurer, and Chief Financial Officer, waived their base salaries, or a portion thereof, for the remainder of 2020. In exchange for such waiver of salary, each executive officer will receive that number of shares of Company stock having a value equal to their foregone salary (determined based on the closing price of the Company stock as of April 9, 2020), which shall be payable December 28, 2020, contingent upon their continued employment with the Company through such date. Pursuant to such waiver, our Chief Executive Officer, Timothy J. FitzGerald, and Chief Operating Officer, David Brewer, completely waived their remaining 2020 base salaries in exchange for a commensurate stock grant. Our Vice President, Treasurer and Secretary, Martin M. Lindsay, and Chief Financial Officer, Bryan E. Mittelman, waived 50 percent of their remaining 2020 base salaries in exchange for a commensurate stock grant. All of the executive officers noted above have also waived all other cash incentive compensation for 2020, including pursuant to the Company’s Value Creation Incentive Plan.

In addition, effective April 10, 2020, each director serving on our board of directors has waived 50 percent of the remainder of his or her 2020 annual board fees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2020	THE MIDDLEBY CORPORATION

	By:	/s/ Timothy J. FitzGerald
Timothy J. FitzGerald
President and Chief Executive Officer